UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6e(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

HH&L Acquisition Co.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HH&L Acquisition Co.

Suite 2001-2002, 20/F, York House
The Landmark, 15 Queen’s Road Central
Central, Hong Kong

PROXY STATEMENT SUPPLEMENT

April 18, 2023

TO THE SHAREHOLDERS OF HH&L ACQUISITION CO.:

This is a supplement (this “Supplement”) to the definitive proxy statement of HH&L Acquisition Co. (the “Company”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, dated April 12, 2023 (the “Proxy Statement”), that was sent to you in connection with the Company’s extraordinary general meeting of shareholders to be held at 9:30a.m. Eastern Time, on May 9, 2023, at the physical location at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020 and or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting https://www.cstproxy.com/hhlacquisition/2023 (the “Extraordinary Meeting”).

This Supplement is being filed solely to update the record date of the Extraordinary Meeting as described below. All capitalized terms shall have the same meaning as given to them in the Proxy Statement unless otherwise defined herein.

The Board has previously chosen the close of business on April 16, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof. After consultation with its advisers, the Board elected to fix the close of business on April 17, 2023 (the “Record Date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof to address various practical considerations in soliciting proxies. The corresponding disclosure in the Proxy Statement in the “Notice of Extraordinary General Meeting of Shareholders” and “Proxy Statement for the Extraordinary General Meeting of Shareholders” should be amended as follows:

“The Board has fixed the close of business on April 17, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to vote at the Extraordinary Meeting or any adjournment thereof.”

The corresponding disclosure in the Proxy Statement on page 11 should be amended as follows:

“Only holders of record of the Company’s ordinary shares, including those shares held as a constituent part of our units, at the close of business on April 17, 2023, are entitled to have their vote counted at the Extraordinary Meeting and any adjournments or postponements thereof.”

The corresponding disclosure in the Proxy Statement on page 21 should be amended as follows:

“You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned our ordinary shares, including as a constituent part of a unit, at the close of business on April 17, 2023, the Record Date for the Extraordinary Meeting. You will have one vote per share for each ordinary share you owned at that time. Our Warrants do not carry voting rights.”

VOTING MATTERS

Only holders of record of the Company’s ordinary shares at the close of business on April 17, 2023, which is the record date for the Extraordinary Meeting, are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof. As of the Record Date, there were 10,118,910 public shares and 10,350,000 Founder Shares were issued and outstanding and entitled to vote. The Company’s warrants do not have voting rights.

In connection with the Extension Amendment Proposal, each public shareholder may elect to redeem all or a portion of his or her public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of whether such public shareholder votes on the Extension Amendment Proposal or if vote at all. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on May 5, 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender his or her shares by either delivering his or her share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering his or her shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct his or her bank, broker or other nominee to withdraw the shares from his or her account in order to exercise his or her redemption rights. A Holder of units must elect to separate his or her units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder hold his or her units in an account at a brokerage firm or bank, the holder must notify his or her broker or bank that he or she elects to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as HH&L’s transfer agent, the “transfer agent”) directly and instruct it to do so.

Before you vote, you should read the Proxy Statement and other documents that the Company has filed with the Securities and Exchange Commission, together with this Supplement, for more complete information about the Company, the Extension Amendment Proposal and the other proposals included in the Proxy Statement. If you have questions about the proposals or if you need additional copies of the Proxy Statement or the proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: HHLA.info@investor.morrowsodali.com

By Order of the Board of Directors,

/s/ Richard Qi Li
Richard Qi Li
Chief Executive Officer and Director (Principal Executive Officer)

You are not being asked to vote on the Business Combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on the Business Combination or any other business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination or any other business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination or any other business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary Meeting. If you are a shareholder of record, you may also cast your vote (including virtually) at the Extraordinary Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote (including virtually) at the Extraordinary Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as abstaining in respect of the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Amendment Proposal.

This Supplement is dated April 18, 2023.